                                                                       EX-10.(j)

THIS WARRANT AND THE SECURITIES ISSUABLE UPON THE EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT REGISTRATION IS NOT REQUIRED UNDER SUCH ACT, OR UNLESS SOLD PURSUANT TO RULE 144 UNDER SUCH ACT.

                                                                    Void after
                                                              October 31, 1996

                             STOCK PURCHASE WARRANT

         This Warrant is issued to _____________________ (the "Holder") by ENTERTAINMENT DIGITAL NETWORK, a California corporation (the "Company").

1. PURCHASE OF SHARES. Subject to the terms and conditions hereinafter set forth, the Holder is entitled, upon surrender of this Warrant at the principal office of the Company (or at such other place as the Company shall notify the holder hereof in writing), to purchase from the Company _____ fully paid and non-assessable shares of Common Stock of the Company (as adjusted pursuant to Section 7 hereof, the "Shares") for the purchase price specified in Section 2 below.

2. PURCHASE PRICE. The per share purchase price for the Shares is $2.625. Such price shall be subject to adjustment pursuant to Section 7 hereof (such price, as adjusted from time to time, is herein referred to as the "Warrant Price").

3. EXERCISE PERIOD. This Warrant shall become exercisable on May 1, 1996 and shall remain so exercisable until and including October 31, 1996.

4.       METHOD OF EXERCISE.

         (a) While this Warrant remains outstanding and exercisable in accordance with Section 3 above, the holder may exercise, in whole or in part, the purchase rights evidenced hereby. Such exercise shall be effected by:

                  (i) the surrender of this Warrant, together with a duly executed copy of the form of subscription attached hereto, to the Secretary of the Company at its principal offices; and

                  (ii) the payment to the Company of an amount equal to the aggregate purchase price for the number of shares being purchased.

                                       1.
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5.       CERTIFICATES FOR SHARES. Upon the exercise of the purchase rights evidenced by this Warrant, one or more certificates for the number of Shares so purchased shall be issued as soon as practicable thereafter, and in any event within thirty (30) days of the delivery of the subscription notice.

6. RESERVATION OF SHARES. The Company covenants that it will at all times keep available such number of authorized shares of its Common Stock, free from all preemptive rights with respect thereto, which will be sufficient to permit the exercise of this Warrant for the full number of Shares specified herein. The Company further covenants that such Shares, when issued pursuant to the exercise of this Warrant, will be duly and validly issued, fully paid and non-assessable and free from all taxes, liens and charges with respect to the issuance thereof.

7. ADJUSTMENT OF WARRANT PRICE AND NUMBER OF SHARE. The number of and kind of securities purchasable upon exercise of this Warrant and the Warrant Price shall be subject to adjustment from time to time as follows:

         (a) SUBDIVISIONS, COMBINATIONS AND OTHER ISSUANCES. If the Company shall at any time prior to the expiration of this Warrant subdivide its Common Stock, by stock split or otherwise, combine its Common Stock or issue additional shares of its Common Stock as a dividend with respect to any shares of its Common Stock, the number of Shares issuable on the exercise of this Warrant shall forthwith be proportionately increased in the case of a subdivision or stock dividend and proportionately decreased in the case of a combination. Appropriate adjustments shall also be made to the purchase price payable per share, but the aggregate purchase price payable for the total number of Shares purchasable under this Warrant (as adjusted) shall remain the same. Any adjustment under this Section 7(a) shall become effective at the, close of business on the date the subdivision or combination becomes effective or as of the record date of such dividend, or in the event that no record date is fixed upon the making of such dividend.

         (b) RECLASSIFICATION, REORGANIZATION OR ACQUISITION. In the event of (i) any reclassification, capital reorganization or other change in the Common Stock of the Company (other than as a result of a subdivision, combination or stock dividend provided for in Section 7(a) above), or (ii) a transaction or series of related transactions in which more than fifty percent (50%) of the voting power of the Company is disposed of, including any merger, consolidation or stock exchange, or a sale of all or substantially all of the assets of the Company, then as a condition of such reclassification, reorganization, change or transaction, lawful provision shall be made, and duly executed documents evidencing the same shall be delivered to the holder of this Warrant, so that the holder of this Warrant shall have the right at any time prior to the expiration of this Warrant to purchase, at a total price equal to that payable upon the exercise of this Warrant immediately prior to such event, the kind and amount of shares of stock or other securities or property receivable in connection with such reclassification, reorganization, change or transaction by a holder of the same number of shares of Common Stock as were purchasable by the holder of this Warrant immediately prior to such reclassification, reorganization, change or transaction. In any such case appropriate provisions shall be made with respect to the rights and interest of the holder of this Warrant so that the provisions hereof shall thereafter be

                                       2.
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applicable with respect to any shares of stock or other securities or property deliverable upon exercise hereof, and appropriate adjustments shall be made to the purchase price per share payable hereunder, provided the aggregate purchase price shall remain the same.

8. PRE-EXERCISE RIGHTS. Prior to exercise of this Warrant, the holder shall not be entitled to any rights of a shareholder with respect to the Shares, including (without limitation) the right to vote such Shares, receive dividends or other distributions thereon, exercise preemptive rights or be notified of shareholder meetings, and such holder shall not be entitled to any notice or other communication concerning the business or affairs of the Company.

9. RESTRICTED SECURITIES. The holder understands that this Warrant and the Shares purchasable hereunder constitute "restricted securities" under the federal securities laws inasmuch as they are being, or will be, acquired from the Company in transactions not involving a public offering and accordingly may not, under such laws and applicable regulations, be resold or transferred without registration under the Securities Act of 1933 or an applicable exemption from registration. In this connection, the holder acknowledges that Rule 144 of the Securities and Exchange Commission is not now, and may not in the future be, available for resales of the Shares purchased hereunder. The holder further acknowledges that the Shares and any other securities issued upon exercise of this Warrant shall bear a legend substantially in the form of the legend appearing on the face hereof.

10. CERTIFICATION OF INVESTMENT PURPOSE. Unless a current registration statement under the Securities Act of 1933 shall be in effect with respect to the securities to be issued upon exercise of this Warrant, the holder hereof, by accepting this Warrant, covenants and agrees that, at the time of exercise hereof, such holder will deliver to the Company a written certification that the securities acquired by the holder upon exercise hereof are for the account of the holder and acquired for investment purposes only and that such securities are not acquired with a view to, or for sale in connection with, any distribution hereof.

11. SUCCESSORS AND ASSIGNS. The terms and provisions of this Warrant shall inure to the benefit of, and be binding upon, the Company and the holder hereof and their respective successors and assigns.

12. GOVERNING LAW. This Warrant shall be governed by the laws of the State of California, excluding the conflicts of laws provisions thereof.


                                           ENTERTAINMENT DIGITAL NETWORK

                                           By:_________________________________

                                           Title:______________________________

                                       3.
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                                  SUBSCRIPTION

Entertainment Digital Network
One Union Street
San Francisco, CA 94111

Attention: Corporate Secretary

         The undersigned hereby elects to purchase, pursuant to the provisions of the Stock Purchase Warrant issued by the above Company and held by the undersigned, ______ shares of the Company's Common Stock.

         Payment of the aggregate purchase price for the foregoing shares required under the Warrant accompanies this Subscription.

         The undersigned hereby represents and warrants that the undersigned is acquiring such shares for its own account for investment purposes only, and not with a view to, or for sale in connection with, any distribution of such shares or any part thereof.

                                   Date:______________________________________

                                   Signature:_________________________________

                                   Address:___________________________________

                                   ___________________________________________

Name in which shares
should be registered:

__________________________________________________

                                       4.